NYSE:NREF 1Q 2026 Financial Supplement April 30, 2026 CONTACT NEXPOINT REAL ESTATE FINANCE (NYSE:NREF) 300 Crescent Court, Suite 700 Dallas, Texas 75201 (w) nref.nexpoint.com INVESTOR RELATIONS Kristen Griffith (p) 214.908.1854 (e) kgriffith@nexpoint.com

Cautionary Statements FORWARD LOOKING STATEMENTS This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management's current expectations, assumptions and beliefs. Forward-looking statements can often be identified by words such as "anticipate", "believe", "estimate", "expect," "intend", "may", "should" , "target" and similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding the Company’s business and industry, as well as the industries the Company invests in, in general, guidance for financial results for the second quarter of 2026, including the Company's estimated net income, earnings per share, earnings available for distribution (“EAD”), cash available for distribution (“CAD”), EAD per diluted common share, CAD per diluted common share, dividend coverage ratios, including the CAD T-12 coverage ratio and related assumptions and estimates, portfolio commentary, including the resiliency of SFR and life science demand and the Company's intent to not settle Series B or Series C preferred redemptions in shares of common stock when the Company's common stock price is below book value. They are not guarantees of future results and forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement, including those described in greater detail in our filings with the Securities and Exchange Commission (the “SEC”), particularly those described in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the Company’s Annual Reports on Form 10-K and the Company's other filings with the SEC for a more complete discussion of risks and other factors that could affect any forward-looking statement. The statements made herein speak only as of the date of this presentation and except as required by law, the Company does not undertake any obligation to publicly update or revise any forward-looking statements. NON-GAAP FINANCIAL MEASURES This presentation contains non-GAAP financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flows of the Company. The non-GAAP financial measures used within this presentation are EAD, CAD, EAD and CAD per diluted common share, and adjusted weighted average common shares outstanding - diluted. EAD is defined as the net income (loss) attributable to our common stockholders computed in accordance with GAAP, including realized gains and losses not otherwise included in net income (loss), excluding any unrealized gains or losses or other similar non-cash items that are included in net income (loss) for the applicable reporting period, regardless of whether such items are included in other comprehensive income (loss), or in net income (loss) and adding back amortization of stock-based compensation. The Company also adjusts EAD to remove the (Income)/Losses from equity method investments as they represent changes in the equity value of our investments rather than distributable earnings. The Company will include income from equity method investments to the extent that we receive cash distributions and upon realizing gains and/or losses. Net income (loss) attributable to common stockholders may also be adjusted for the effects of certain GAAP adjustments and transactions that may not be indicative of our current operations. In addition, EAD in this presentation includes the dilutive effect of non- controlling interests. We use EAD to evaluate our performance and to assess our long-term ability to pay distributions. We believe providing EAD as a supplement to GAAP net income (loss) to our investors is helpful to their assessment of our performance and our long-term ability to pay distributions. We also use EAD as a component of the management fee paid to our external manager. EAD does not represent net income or cash flows from operating activities and should not be considered as an alternative to GAAP net income, an indication of our GAAP cash flows from operating activities, a measure of our liquidity or an indication of funds available for our cash needs. Our computation of EAD may not be comparable to EAD reported by other REITs. We calculate CAD by adjusting EAD by adding back amortization of premiums, depreciation and amortization of real estate investment and amortization of deferred financing costs and by removing accretion of discounts. We use CAD to evaluate our performance and our current ability to pay distributions. We also believe that providing CAD as a supplement to GAAP net income (loss) to our investors is helpful to their assessment of our performance and our current ability to pay distributions. CAD does not represent net income or cash flows from operating activities and should not be considered as an alternative to GAAP net income, an indication of our GAAP cash flows from operating activities, a measure of our liquidity or an indication of funds available for our cash needs. Our computation of CAD may not be comparable to CAD reported by other REITs. Adjusted weighted average common shares outstanding - diluted is calculating by subtracting the dilutive effect of potential redemptions of Series B and Series C preferred shares for shares of our common stock from weighted average common shares outstanding - diluted. We believe providing adjusted weighted average common shares outstanding - diluted to our investors is helpful in their assessment of our performance without the potential dilutive effect of the Series B and Series C preferred shares. We have the right to redeem the Series B and Series C preferred shares for cash or shares of our common stock. Additionally, Series B and Series C preferred redemptions are capped at 2% of the outstanding Series B or Series C preferred shares per month, 5% per quarter and 20% per year, respectively. The Company maintains sufficient liquidity to pay cash to cover any redemptions up to the quarterly redemption cap. Further, it is the Company's intent to not settle Series B or Series C preferred redemptions in shares of common stock when the Company's stock price is below book value. Adjusted weighted average common shares outstanding - diluted should not be considered as an alternative to the GAAP measures. Our computation of adjusted weighted average common shares outstanding - diluted may not be comparable to similar measures reported by other companies. Starting in Q2 2024, EAD and CAD per diluted common share are based on adjusted weighted average common shares outstanding - diluted. Prior period EAD and CAD per diluted common share have not been updated to reflect this adjustment as the dilutive effect of potential preferred redemptions were immaterial to prior periods. ADDITIONAL INFORMATION For additional information, see our filings with the SEC. Our filings with the SEC are available on our website, nref.nexpoint.com, under the “Financials" tab. 2

NexPoint Real Estate Finance

Company Overview

NexPoint Real Estate Finance, Inc. (“NREF” or the “Company”) is a publicly traded mortgage REIT, with its shares of common stock and 8.50% Series A Cumulative Redeemable Preferred Stock listed on the New York Stock Exchange. The Company concentrates on investments in real estate sectors where senior management has operating expertise, including multifamily, single-family rental (”SFR”), self-storage and life science sectors in the top 50 metropolitan statistical areas. The Company targets lending or investing in stabilized properties. The Company also lends to redevelopment and development projects in special situations where there is strong sponsorship and clear and visible cost basis detachment points and exit options.

NREF is externally managed by NexPoint Real Estate Advisors VII, L.P. (“NREA”), an affiliate of NexPoint Advisors, L.P., an SEC-registered investment advisor with extensive real estate experience.

24.4%

DISCOUNT TO BOOK[1]

NREF Total Return vs Peers[4]



100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
-20.0%
-40.0%
-60.0%
-80.0%
-100.0%
NREF
ABR
BXMT
KREF
ADAM
STWD
TRTX

13.9%

IMPLIED DIVIDEND YIELD[2]

12.0%

INSIDER OWNERSHIP[3]

1. BASED ON MARCH 31, 2026, BOOK VALUE INCLUDING REDEEMABLE NON-CONTROLLING INTERESTS IN THE OPERATING PARTNERSHIP AS REPORTED BY THE COMPANY IN THIS PRESENTATION AND THE SHARE PRICE AS OF CLOSE OF TRADING APRIL 29, 2026
2. IMPLIED DIVIDEND YIELD IS CALCULATED USING THE 1Q DIVIDEND OF $0.50 PER COMMON SHARE, ANNUALIZED, DIVIDED BY THE SHARE PRICE AS OF CLOSE OF TRADING ON APRIL 29, 2026
3. INCLUDES NON-CONTROLLING INTERESTS. EXCLUDES OWNERSHIP BY FUNDS ADVISED OR MANAGED BY AFFILIATES OF OUR ADVISER EXCEPT TO THE EXTENT OF OUR MANAGEMENT'S PECUNIARY INTEREST THEREIN AS OF THE CLOSE OF TRADING APRIL 29, 2026
4. BLOOMBERG. TOTAL RETURN, INCLUDING DIVIDENDS, AS OF CLOSE OF TRADING APRIL 29, 2026

3

1Q 2026 Highlights

FINANCIAL	**$433.7MM** **BOOK VALUE** $18.96 per common share, including redeemable non-controlling interests in the Operating Partnership and excluding Series A, Series B and Series C Preferred Stock	**1Q 2026 Dividend** **PAID ON MARCH 31, 2026** Paid a 1Q 2026 dividend of $0.50 per common share on March 31, 2026	**$22.6MM** **NET INCOME IN 1Q 2026** Net income attributable to common stockholders of $10.0MM or $0.42 per diluted common share	**$13.5MM** **1Q 2026 CASH AVAILABLE FOR DISTRIBUTION** $0.58 per diluted common share[1]
PORTFOLIO	**$1.1B** **OUTSTANDING TOTAL PORTFOLIO** Composed of 90 investments[2]	**$7.7MM** **LOAN DRAW** Funded $7.7MM on a loan. The loan pays a monthly coupon of SOFR+900 bps	**$25.1MM** **CMBS RE-REMIC** Received $25.1MM from a CMBS Re-REMIC.	**$23.0MM** **LOAN DRAW** Funded $23.0MM on a loan. The loan pays a monthly coupon of SOFR+1,250 bps
CAPITALIZATION	**0.70X** **DEBT TO EQUITY RATIO** As of March 31, 2026	**1.07X and 1.44X** **NET INCOME AND CAD SERIES B AND C COVERAGE, RESPECTIVELY**[3] As of March 31, 2026	**3.1 Years** **WEIGHTED AVERAGE REMAINING TERM**[4]	**$20.1MM** **SERIES C PREFERRED** Raised $20.1MM of Series C Preferred in the amount of 814,261 shares

1. CASH AVAILABLE FOR DISTRIBUTION PER DILUTED SHARE ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON-CONTROLLING INTERESTS. THE ADJUSTED WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED USED TO CALCULATE CAD PER DILUTED COMMON SHARE DOES NOT INCLUDE DILUTIVE EFFECT OF POTENTIAL REDEMPTION OF SERIES B OR SERIES C PREFERRED SHARES FOR COMMON STOCK. SEE "RECONCILIATIONS" SLIDE
2. AS OF MARCH 31, 2026, AND CMBS B-PIECES REFLECTED ON AN UNCONSOLIDATED BASIS
3. SERIES B AND C COVERAGE IS CALCULATED BY TAKING THE NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS OF $10.0MM OR CASH AVAILABLE FOR DISTRIBUTION OF $13.5MM FOR 1Q 2026 DIVIDED BY THE COMBINED NREF SERIES B AND SERIES C PREFERRED DIVIDENDS OF $9.4MM FOR THE QUARTER.
4. AS OF MARCH 31, 2026, AND EXCLUDING THE COMMON STOCK AND REVOLVING CREDIT FACILITY INVESTMENTS AND THE ALEXANDER AT THE DISTRICT AND MAG & MAY MULTIFAMILY PROPERTIES

4

1Q 2026 Earnings And Book Value • Earnings and Book Value Net interest income of $15.3MM, an increase of $4.2MM compared to 4Q 2025 • • • Net income of $22.6MM, with net income attributable to common stockholders of $10.0MM, or $0.42 per diluted common share; compared to a net income of $24MM, with net income attributable to common stockholders of $11.8MM, or $0.48 per diluted common share in 4Q 2025 Earnings available for distribution of $10.0MM, or $0.431 per diluted common share; compared to $0.48 per diluted common share in 4Q 2025 BV per diluted common share including redeemable NCI in the Operating Partnership decreased 0.3% to $18.96/share, compared to $19.01/share at the end of 4Q 2025 1. EARNINGS AVAILABLE FOR DISTRIBUTION PER DILUTED COMMON SHARE ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON-CONTROLLING INTERESTS. THE ADJUSTED WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED USED TO CALCULATE EAD PER DILUTED COMMON SHARE DOES NOT INCLUDE DILUTIVE EFFECT OF POTENTIAL REDEMPTION OF SERIES B OR SERIES C PREFERRED SHARES FOR COMMON STOCK. SEE “RECONCILIATIONS” SLIDE

Earnings per Share (EPS)[1], EAD[2] and CAD[2]

Earnings per Diluted Share and EAD per Diluted Common Share



62.8 %
$0.70
(50.2)%
$0.41
(22.9)%
$0.54
5.0 %
$0.43
111.1 %
$1.14
17.5 %
$0.51
(57.9)%
$0.48
(5.9)%
$0.48
(12.5)%
$0.42
(10.4)%
$0.43
(19.0)%
$0.34
–%
$0.43
1Q 2025
2Q 2025
3Q 2025
4Q 2025
1Q 2026
2Q 2026 Est
EPS
EAD/Share

EAD and CAD per Diluted Common Share



$0.41
(4.6)%
$0.45
$0.43
2.6 %
$0.46
$0.51
15.2 %
$0.53
$0.48
–%
$0.53
$0.43
9.4 %
$0.58
$0.43
(6.9)%
$0.54
1Q 2025
2Q 2025
3Q 2025
4Q 2025
1Q 2026
2Q 2026 Est
EAD/Share
CAD/Share

EPS, EAD, CAD AND GUIDANCE

EPS/EAD/CAD

- Earnings per diluted share for 1Q 2026 is $0.42, compared to earnings per diluted share of $0.48 reported in 4Q 2025
- 1Q 2026 EAD per diluted common share[2] is $0.43, a decrease of 10.4% compared to 4Q 2025 reported EAD per diluted common share
- 1Q 2026 CAD per diluted common share[2] is $0.58, an increase of 9.4% compared to 4Q 2025 reported CAD per diluted common share

GUIDANCE

- 2Q 2026 EAD per diluted common share[2] guidance is $0.43[3] at the mid-point
- 2Q 2026 CAD per diluted common share[2] guidance is $0.54[3] at the mid-point

1. EPS ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON-CONTROLLING INTERESTS, AND DILUTIVE EFFECT OF POTENTIAL REDEMPTION OF ALL OUTSTANDING SERIES B AND SERIES C PREFERRED SHARES FOR COMMON STOCK.
2. EAD AND CAD PER DILUTED COMMON SHARE ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON-CONTROLLING INTERESTS. ADDITIONALLY, THE ADJUSTED WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED USED TO CALCULATE EAD AND CAD PER DILUTED COMMON SHARE DOES NOT INCLUDE DILUTIVE EFFECT OF POTENTIAL REDEMPTION OF SERIES B AND SERIES C PREFERRED SHARES FOR COMMON STOCK. SEE "RECONCILIATIONS" SLIDE
3. NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS IN 2Q 2026 IS ESTIMATED TO BE BETWEEN $7.5 MILLION AND $9.8 MILLION.

6

Dividend and Coverage Dividend and EPS/EAD/CAD Coverage 1 Q 2 0 2 6 D I V I D E N D : 1Q dividend of $0.50 per common share was paid on March 31, 2026 1Q 2026 EPS dividend coverage is 0.84x 1Q 2026 EAD dividend coverage is 0.86x 1Q 2026 CAD dividend coverage is 1.16x 2 Q 2 0 2 6 D I V I D E N D : 2Q 2026 dividend of $0.50 per common share declared by the Board of Directors to be paid on June 30, 2026 2Q 2026 estimated EPS dividend coverage of 0.68x 2Q 2026 estimated EAD dividend coverage of 0.86x 2Q 2026 estimated CAD dividend coverage of 1.08x NOTE: EPS, EAD PER COMMON SHARE AND CAD PER COMMON SHARE ON THIS SLIDE ARE PER DILUTED SHARE. 1. CAD T-12 COVERAGE IS CALCULATED BY (A) ADDING CAD/COMMON SHARE FOR THE FOUR QUARTERS INCLUDED IN THE TRAILING TWELVE MONTH PERIOD AND (B) DIVIDING THE SUM BY THE DIVIDENDS PAID PER SHARE FOR THE APPLICABLE TWELVE MONTH PERIOD. FOR RECONCILIATIONS OF CAD/COMMON SHARE, SEE THE RECONCILIATION SLIDES INCLUDED HEREIN. ESTIMATED 2Q 2026 CAD T-12 COVERAGE INCLUDES ESTIMATED 2Q 2026 CAD/COMMON SHARE BASED ON THE MIDPOINT OF THE RANGE.

Portfolio Commentary

Defensive Portfolio Characteristics

The current portfolio consists of senior loans, CMBS B-Pieces, CMBS I/O Strips, mezzanine debt, preferred equity, common stock investments, multifamily properties, promissory notes, preferred stock investments, revolving credit facilities and stock warrants in short-duration lease-term assets (multifamily, SFR, self-storage, life sciences, marina) that are geographically diverse in the United States. The portfolio has minimal exposure to construction loans, no heavy transitional loans, and no for-sale loans.

MULTIFAMILY

- Historically minimal credit losses across Freddie Mac's multifamily debt portfolio, including during periods of significant market stress, underscoring the durability and defensiveness of the asset class as collateral for NREF's lending activities
- Aggregate losses in Freddie Mac's origination history have averaged approximately 2 bps per year dating back to 2009, with just $276.0MM in cumulative losses on $624.1B of combined issuance through February 2026
- Multifamily construction starts declined over 40% between 2023 and 2025, with new deliveries forecast to bottom near ~327,000 units in 2027—well below the 2024 peak of ~600,000 units—creating a favorable supply-demand backdrop for rent recovery and asset performance

SINGLE-FAMILY RENTAL

- SFR has matured into an institutionally recognized asset class with resilience characteristics comparable to traditional multifamily; the number of households renting single-family homes rose 1.7% in 2025 to a seven-year high, reflecting structural demand growth
- SFR occupancy rates have remained robust, supported by life-event demand drivers that persist across economic cycles

SELF-STORAGE

- Self-storage fundamentals reached cyclical trough in 2025 and are expected to strengthen through 2026, supported by a sharp decline in new construction—development pipelines have contracted to levels well below historical averages

LIFE SCIENCES

- Near-term oversupply headwinds are self-correcting: speculative construction starts have materially slowed since late 2023, and the remaining spec pipeline is expected to deliver through 2026—after which new supply will be limited to fully pre-leased build-to-suit projects
- Biomanufacturing and onshoring are emerging as powerful demand drivers, as pharmaceutical companies invest in domestic manufacturing capacity to strengthen supply chains, creating robust demand for specialized facilities that has partially offset weaker lab/R&D leasing

3.1
YEARS AVERAGE REMAINING TERM[3]

81.2%
OF PORTFOLIO STABILIZED[3]

59.9%
WEIGHTED AVG LOAN TO VALUE[3]

1.32x
WEIGHTED AVG DSCR[3]

1. FREDDIE MAC; FEBRUARY 2026
2. AS OF MARCH 31, 2026
3. AS OF MARCH 31, 2026, AND EXCLUDING THE COMMON STOCK AND REVOLVING CREDIT FACILITY INVESTMENTS AND THE ALEXANDER AT THE DISTRICT AND MAG & MAY MULTIFAMILY PROPERTIES

8

Portfolio Commentary1 1. AS OF MARCH 31, 2026, AND EXCLUDING COMMON STOCK AND REVOLVING CREDIT FACILITY INVESTMENTS AND THE ALEXANDER AT THE DISTRICT AND MAG & MAY MULTIFAMILY PROPERTIES Geographic and Asset Type Exposure1 $1.1B CURRENT PRINCIPAL1 59.9% WEIGHTED AVG LTV1 GA 5% FL 6% TX 18% MD 5% CA 5% MA 29% LESS THAN 4.0% OF TOTAL OUTSTANDING PRINCIPAL BALANCE

1Q 2026 PORTFOLIO

1Q 2026 Portfolio

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment (1)	Location	Property Type	Investment Date	Current Principal Amount	Net Equity (2)	Coupon (3)	Remaini ng Term (4)	Loan to Value	DSCR
	Senior Loans									
1	Senior Loan	Various	Single-family	2/11/2020	$ 7,350	$ 1,018	5.4 %	1.8	49.8 %	
2	Senior Loan	Various	Single-family	2/11/2020	5,000	555	5.2 %	2.5	50.6 %	
3	Senior Loan	Various	Single-family	2/11/2020	30,203	3,076	4.7 %	0.1	31.9 %	
4	Senior Loan	Various	Single-family	2/11/2020	34,495	3,421	5.6 %	2.6	65.9 %	
5	Senior Loan	Various	Single-family	2/11/2020	5,297	568	6.0 %	2.7	64.4 %	
6	Senior Loan	Various	Single-family	2/11/2020	8,298	978	5.9 %	2.8	50.7 %	
7	Senior Loan	Various	Single-family	2/11/2020	6,204	764	5.5 %	2.9	65.2 %	
8	Senior Loan	Various	Single-family	2/11/2020	9,997	1,179	4.7 %	0.1	60.0 %	
	Total Senior Loan				**$ 106,844**	**$ 11,559**	**5.3 %**	**1.6**	**52.6 %**	
	CMBS B-Pieces									
1	CMBS B-Piece	Various	Multifamily	2/11/2020	$ 10,276 (5)	$ 10,132	9.8 %	—	70.5 %	
2	CMBS B-Piece	Various	Multifamily	2/11/2020	15,134 (5)	3,756	5.4 %	0.7	61.2 %	
3	CMBS B-Piece	Various	Multifamily	7/30/2020	14,923 (5)	(5,000)	12.8 %	1.2	68.0 %	
4	CMBS B-Piece	Various	Multifamily	4/20/2021	13,026 (5)	3,231	9.9 %	4.9	69.9 %	
5	CMBS B-Piece	Various	Multifamily	5/2/2022	23,124 (5)	5,144	5.3 %	12.7	57.4 %	
6	CMBS B-Piece	Various	Multifamily	7/28/2022	53,219 (5)	13,369	8.9 %	3.3	63.0 %	
7	CMBS B-Piece	Various	Multifamily	2/22/2024	32,869 (5)	7,080	6.1 %	2.8	58.8 %	
8	CMBS B-Piece	Various	Multifamily	4/24/2024	33,611 (5)	7,964	5.8 %	3.0	57.0 %	
9	CMBS B-Piece	Various	Multifamily	3/5/2026	6,283 (5)	2,682	— %	0.8	61.7 %	
	Total CMBS B-Piece				**$ 202,465**	**$ 48,358**	**7.4 %**	**3.8**	**61.7 %**	
	CMBS I/O Strips									
1	CMBS I/O Strip	Various	Multifamily	5/18/2020	$ 17,590 (6)	$ 244	2.1 %	3.8	58.4 %	
2	CMBS I/O Strip	Various	Multifamily	8/6/2020	108,643 (6)	2,673	3.1 %	4.2	67.9 %	
3	CMBS I/O Strip	Various	Multifamily	4/28/2021	62,787 (6)	817	1.7 %	3.8	57.3 %	
4	CMBS I/O Strip	Various	Multifamily	5/27/2021	20,000 (6)	555	3.5 %	4.2	65.2 %	
5	CMBS I/O Strip	Various	Multifamily	6/7/2021	4,266 (6)	53	2.4 %	2.7	67.7 %	
6	CMBS I/O Strip	Various	Multifamily	6/11/2021	77,650 (6)	343	2.1 %	3.2	64.8 %	
7	CMBS I/O Strip	Various	Multifamily	6/24/2021	18,006 (6)	137	— %	4.2	59.3 %	
8	CMBS I/O Strip	Various	Multifamily	8/10/2021	25,000 (6)	388	2.0 %	4.1	66.6 %	
9	CMBS I/O Strip	Various	Multifamily	8/11/2021	6,942 (6)	238	3.2 %	5.3	64.5 %	
10	CMBS I/O Strip	Various	Multifamily	8/24/2021	1,625 (6)	39	2.7 %	4.8	61.1 %	
11	CMBS I/O Strip	Various	Multifamily	9/1/2021	34,625 (6)	564	2.0 %	4.2	61.3 %	
12	CMBS I/O Strip	Various	Multifamily	9/11/2021	20,902 (6)	684	3.1 %	5.5	61.6 %	
13	CMBS I/O Strip	Various	Multifamily	1/16/2025	15,000 (6)	1,325	5.9 %	8.7	48.1 %	
14	CMBS I/O Strip	Various	Multifamily	4/15/2025	15,327 (6)	1,297	5.9 %	8.1	58.6 %	
	Total CMBS I/O Strip				**$ 428,363**	**$ 9,357**	**2.6 %**	**4.3**	**61.7 %**	

11

1Q 2026 Portfolio

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment (1)	Location	Property Type	Investment Date	Current Principal Amount	Net Equity (2)	Coupon (3)	Remaining Term (4)	Loan to Value	DSCR
	Mezzanine Loans									
1	Mezzanine	Houston, TX	Multifamily	6/12/2020	$ 5,000	$ 5,000	11.0 %	1.2	74.9 %	
2	Mezzanine	Wilmington, DE	Multifamily	10/20/2020	5,470	2,202	7.5 %	3.1	89.3 %	
3	Mezzanine	White Marsh, MD	Multifamily	10/20/2020	10,380	4,230	7.4 %	5.3	84.8 %	
4	Mezzanine	Philadelphia, PA	Multifamily	10/20/2020	14,253	5,754	7.6 %	3.2	89.4 %	
5	Mezzanine	Daytona Beach, FL	Multifamily	10/20/2020	3,700	1,483	7.8 %	2.5	81.5 %	
6	Mezzanine	Laurel, MD	Multifamily	10/20/2020	12,000	4,886	7.7 %	5.0	84.9 %	
7	Mezzanine	Temple Hills, MD	Multifamily	10/20/2020	3,000	1,223	7.3 %	5.3	83.1 %	
8	Mezzanine	Temple Hills, MD	Multifamily	10/20/2020	1,500	611	7.2 %	5.3	78.6 %	
9	Mezzanine	Lakewood, NJ	Multifamily	10/20/2020	5,540	2,230	7.3 %	3.1	81.1 %	
10	Mezzanine	North Aurora, IL	Multifamily	10/20/2020	6,829	2,743	7.5 %	2.8	71.0 %	
11	Mezzanine	Rosedale, MD	Multifamily	10/20/2020	3,620	1,475	7.4 %	5.3	83.3 %	
12	Mezzanine	Cockeysville, MD	Multifamily	10/20/2020	9,610	3,916	7.4 %	5.3	84.3 %	
13	Mezzanine	Laurel, MD	Multifamily	10/20/2020	7,390	3,011	7.4 %	5.3	80.3 %	
14	Mezzanine	Las Vegas, NV	Multifamily	10/20/2020	1,190	479	7.7 %	2.9	75.5 %	
15	Mezzanine	Atlanta, GA	Multifamily	10/20/2020	3,310	1,333	6.9 %	3.3	80.3 %	
16	Mezzanine	Urbandale, IA	Multifamily	10/20/2020	4,010	1,609	7.9 %	2.6	83.8 %	
17	Mezzanine	Irving, TX	Multifamily	11/18/2021	12,600	12,546	— %	2.7	92.8 %	
18	Mezzanine	Rogers, AR	Multifamily	6/9/2022	3,784 (7)	3,783	— %	(0.4)	N/A	
19	Mezzanine	Cambridge, MA	Life Science	1/26/2024	115,504 (8)	115,505	14.0 %	0.9	21.9 %	
20	Mezzanine	Wappinger, NY	Self-Storage	8/1/2025	3,813	3,651	10.7 %	0.3	17.4 %	
21	Mezzanine	Rockville, NY	Self-Storage	10/23/2025	2,789	2,572	11.5 %	4.6	N/A	
	Total Mezzanine				**$ 235,292**	**$ 180,242**	**10.4 %**	**2.3**	**51.0 %**	
	Preferred Equity									
1	Preferred Equity	Houston, TX	Multifamily	5/29/2020	$ 12,735	$ 12,735	11.0 %	4.1	89.3 %	
2	Preferred Equity	Holly Springs, NC	Life Science	9/29/2021	33,756	33,691	10.0 %	0.5	38.1 %	
3	Preferred Equity	Las Vegas, NV	Multifamily	12/28/2021	11,377	11,377	10.5 %	5.9	54.3 %	
4	Preferred Equity	Vacaville, CA	Life Science	1/14/2022	36,957	36,950	10.0 %	0.5	32.4 %	
5	Preferred Equity	Beaumont, TX	Self-Storage	4/7/2022	3,903	3,881	13.8 %	4.4	N/A	
6	Preferred Equity	Temple, TX	Self-Storage	6/8/2022	4,480	4,457	13.1 %	4.4	N/A	
7	Preferred Equity	Medley, FL	Self-Storage	7/1/2022	16,000	15,975	11.0 %	1.3	52.6 %	
8	Preferred Equity	Plano, TX	Multifamily	8/10/2022	8,500	8,500	— %	(0.4)	81.8 %	
9	Preferred Equity	Kirkland, WA	Multifamily	10/5/2022	1,484	1,479	9.0 %	1.8	76.5 %	
10	Preferred Equity	Woodbury, MN	Life Science	10/19/2022	2,120	2,162	10.0 %	0.5	56.7 %	
11	Preferred Equity	Forney, TX	Multifamily	2/10/2023	31,169	31,196	11.0 %	2.0	80.5 %	
12	Preferred Equity	Richmond, VA	Multifamily	2/24/2023	30,582	30,611	11.0 %	1.0	78.9 %	
13	Preferred Equity	Phoenix, AZ	Single-family	5/16/2023	22,630	22,475	13.5 %	1.1	N/A	
14	Preferred Equity	Houston, TX	Life Science	5/17/2023	4,192	4,154	13.0 %	0.8	46.1 %	
15	Preferred Equity	Knoxville, TN	Marina	6/28/2024	12,000	11,955	13.0 %	2.6	87.5 %	
16	Preferred Equity	Kuttawa, KY	Marina	3/19/2025	4,881	4,881	13.0 %	9.4	96.9 %	
17	Preferred Equity	Houston, TX	Multifamily	1/31/2025	1,181	1,181	14.0 %	2.0	84.0 %	
18	Preferred Equity	Miami, FL	Industrial	12/10/2025	22,500	22,233	11.0 %	4.7	81.2 %	
19	Preferred Equity	Charlotte, NC	Multifamily	12/19/2025	1,284	1,141	14.0 %	3.2	42.9 %	
	Total Preferred Equity				**$ 261,731**	**$ 261,034**	**10.8 %**	**2.0**	**62.8 %**	

12

1Q 2026 Portfolio

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment (1)	Location	Property Type	Investment Date	Current Principal Amount	Net Equity (2)	Coupon (3)	Remaining Term (4)	Loan to Value	DSCR
	Common Equity									
1	Common Stock	N/A	Self-Storage	11/6/2020	N/A	$ 24,893	N/A	N/A	N/A	
2	Common Stock	N/A	Ground Lease	4/14/2022	N/A	27,968	N/A	N/A	N/A	
3	Common Equity	Forney, TX	Multifamily	2/10/2023	N/A	—	N/A	N/A	N/A	
4	Common Equity	Richmond, VA	Multifamily	2/24/2023	N/A	—	N/A	N/A	N/A	
5	Common Equity	Atlanta, GA	Multifamily	9/8/2023	N/A	—	N/A	N/A	N/A	
6	Common Equity	Irving, TX	Multifamily	7/8/2025	N/A	—	N/A	N/A	N/A	
7	Membership Interest	Various	Multifamily	4/9/2024	N/A	1,768	N/A	N/A	N/A	
	Total Common Equity					**$ 54,629**				
	Preferred Stock									
1	Preferred Stock	Various	Life Science	11/9/2023	N/A	$ 18,615	15.5 %	N/A	N/A	
2	Preferred Stock	Various	Life Science	1/2/2025	N/A	136,081	16.5 %	N/A	N/A	
3	Preferred Stock	Various	Self-Storage	10/6/2025	N/A	3,269	15.0 %	N/A	N/A	
	Total Preferred Stock					**$ 157,965**	**16.4 %**			
	Real Estate									
1	Real Estate	Atlanta, GA	Multifamily	10/10/2023	N/A (9)	$ (3,366)	N/A	N/A	N/A	
2	Real Estate	Ft Worth, TX	Multifamily	10/1/2025	N/A (10)	5,670	N/A	N/A	N/A	
	Total Real Estate					**$ 2,304**				
	Promissory Note									
1	Promissory Note	Various	Single-family	7/10/2024	$ 12,500	$ 12,500	15.0 %	0.3	N/A	
2	Promissory Note	Las Vegas, NV	Multifamily	9/30/2025	3,000	3,000	8.0 %	0.5	N/A	
3	Promissory Note	Various	Self-Storage	1/16/2026	10,490	10,490	14.0 %	4.8	N/A	
4	Promissory Note	Cambridge, MA	Life Science	3/31/2026	23,000	22,770	16.2 %	0.1	N/A	
	Total Promissory Note				**$ 48,990**	**$ 48,760**	**14.9 %**	**1.2**		
	Revolving Credit Facility									
1	Revolving Credit Facility	Various	Life Science	12/31/2024	$ 165,344	$ 156,694	13.5 %	1.8	70.9 %	
	Stock Warrants									
1	Stock Warrant	Various	Life Science	5/23/2024	N/A	$ 136,739	N/A	N/A	N/A	
	Portfolio Total				**$ 1,449,029**	**$ 1,067,641**	**8.5 %**	**3.1**	**59.9 %**	**1.32x**

1. Our total portfolio represents the current principal amount of the consolidated SFR Loans, CMBS I/O Strips, mezzanine loans, preferred equity, common stock investments, multifamily property, promissory notes, revolving credit facilities and stock warrants as well as the net equity of our CMBS B-Piece investments.
2. Net equity represents the carrying value less borrowings collateralized by the investment.
3. The weighted average coupon is weighted on the current principal balance.
4. The weighted-average life is weighted on current principal balance and assumes no prepayments. The maturity date for preferred equity investments represents the maturity date of the senior mortgage, as the preferred equity investments require repayment upon the sale or refinancing of the asset.
5. The CMBS B-Pieces are shown on an unconsolidated basis reflecting the value of our investments.
6. The number shown represents the notional value on which interest is calculated for the CMBS I/O Strips. CMBS I/O Strips receive no principal payments and the notional value decreases as the underlying loans are paid off.
7. The mezzanine loan was extended effective April 9, 2025 to May 16, 2025, and extended further to November 10, 2025. The associated property has been sold, with a remaining equity balance owed to the Company that must be included in the financial statements pursuant to applicable accounting standards.
8. Effective April 1, 2024, the Company reclassified this investment from mezzanine loan to senior loan because there was no senior mortgage on the property collateralized by the loan. Effective September 30, 2025, the Company reclassified this investment back to a mezzanine loan because as of September 30, 2025 there is a senior mortgage on the property collateralized by the loan.
9. Real Estate is a 280-unit multifamily property.
10. Real Estate is a 240-unit multifamily property.

13

FINANCIALS

Financials $s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED Income Statement For the Three Months Ended Interest income March 31, December 31, 2026 2025 $ 24,454 $ 22,211 Interest expense (9,155) (11,110) Net interest income 15,299 11,101 Other income (loss) 17,333 20,727 Total operating expenses (9,999) (7,780) Net income 22,633 24,048 Net (income) loss attributable to Series A Preferred stockholders (874) (874) Net (income) loss attributable to Series B Preferred stockholders (9,055) (8,656) Net (income) loss attributable to Series C Preferred stockholders (298) (13) Net income attributable to redeemable noncontrolling interests (2,366) (2,663) Net income attributable to common stockholders 10,040 11,842 Weighted average common shares outstanding - diluted 51,456 48,769 Earnings per share outstanding - diluted $ 0.42 $ 0.48 Book Value March 31, December 31, 2026 2025 Common stockholder's equity $ 351,147 $ 350,380 Redeemable noncontrolling interests in the OP 82,508 82,235 Total equity 433,655 432,615 Redeemable OP units 4,186 4,186 Common shares outstanding 18,687 18,574 Combined book value per share $ 18.96 $ 19.01 Balance Sheet Cash and cash equivalents March 31, December 31, 2026 2025 $ 22,643 $ 31,114 Restricted cash 2,604 3,240 Net operating real estate investments 112,939 113,879 Loans, held-for-investments, net 679,376 619,560 Common stock investments, at fair value 52,860 49,104 Equity method investments 1,768 1,714 Mortgage loans, held-for-investment, net 108,903 121,239 Preferred stock investments, at fair value 157,966 157,893 Accrued interest and dividends 47,305 54,009 Mortgage loans held in variable interest entities, at fair value 3,873,034 3,987,281 CMBS structured pass-through certificates, at fair value 38,176 40,427 Stock warrant investments, at fair value 136,739 141,186 Accounts receivable and other assets 332 551 Total Assets $ 5,234,645 $ 5,321,197 Secured financing agreements, net 163,600 176,141 Master repurchase agreements 164,614 258,038 Unsecured notes, net 230,618 229,112 Mortgages payable, net 106,151 106,151 Accounts payable and other accrued liabilities 14,518 13,699 Accrued interest payable 16,971 13,795 Bonds payable held in variable interest entities, at fair value 3,688,881 3,692,390 Total Liabilities $ 4,385,353 $ 4,489,326 Redeemable Series B Preferred Stock 358,767 359,783 Redeemable Series C Preferred Stock 19,265 1,868 Redeemable NCI in the Operating Partnership 82,508 82,235 Total Stockholder' Equity 388,752 387,985 Total Liabilities and Stockholders' Equity $ 5,234,645 $ 5,321,197

Reconciliations $s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED Reconciliation of 2Q 2026 Net Income to EAD 1. EAD PER DILUTED COMMON SHARE, CAD PER DILUTED COMMON SHARE AND THE RELATED COVERAGE RATIOS ARE BASED ON ADJUSTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED. ADJUSTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED DOES NOT INCLUDE THE DILUTIVE EFFECT OF THE POTENTIAL REDEMPTION OF SERIES B OR SERIES C PREFERRED STOCK FOR COMMON SHARES.

Reconciliations $s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED Reconciliation of 2Q 2026 EAD to CAD 1. EAD PER DILUTED COMMON SHARE, CAD PER DILUTED COMMON SHARE AND THE RELATED COVERAGE RATIOS ARE BASED ON ADJUSTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED. ADJUSTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED DOES NOT INCLUDE THE DILUTIVE EFFECT OF THE POTENTIAL REDEMPTION OF SERIES B OR SERIES C PREFERRED STOCK FOR COMMON SHARES.

Reconciliations $s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED Reconciliation of Net Income (Loss) to Earnings Available for Distribution 1. STARTING IN Q2 2024, EAD PER DILUTED COMMON SHARE AND THE RELATED COVERAGE RATIO ARE BASED ON ADJUSTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED. ADJUSTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED DOES NOT INCLUDE THE DILUTIVE EFFECT OF THE POTENTIAL REDEMPTION OF SERIES B OR SERIES C PREFERRED STOCK FOR COMMON SHARES. PRIOR PERIOD EAD AND CAD PER DILUTED COMMON SHARE HAVE NOT BEEN UPDATED TO REFLECT THIS ADJUSTMENT AS THE DILUTIVE EFFECT OF POTENTIAL PREFERRED REDEMPTIONS WERE IMMATERIAL TO PRIOR PERIODS.

Reconciliations $s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED Reconciliation of Earnings Available for Distribution to CAD 1. STARTING IN Q2 2024, CAD PER DILUTED COMMON SHARE AND THE RELATED COVERAGE RATIO ARE BASED ON ADJUSTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED. ADJUSTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED DOES NOT INCLUDE THE DILUTIVE EFFECT OF THE POTENTIAL REDEMPTION OF SERIES B OR SERIES C PREFERRED STOCK FOR COMMON SHARES. PRIOR PERIOD EAD AND CAD PER DILUTED COMMON SHARE HAVE NOT BEEN UPDATED TO REFLECT THIS ADJUSTMENT AS THE DILUTIVE EFFECT OF POTENTIAL PREFERRED REDEMPTIONS WERE IMMATERIAL TO PRIOR PERIODS.